Basis of presentation (Policies)	6 Months Ended
Jun. 30, 2026
Accounting Policies [Abstract]
Use of Estimates

Use of Estimates

The preparation of the consolidated financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are used for, but not limited to, accounting for allowance for credit losses, stock-based compensation, convertible shareholder loans, at fair value, and capitalized development costs. Actual results could differ from those estimates.

Basis of consolidation

Basis of consolidation

These consolidated financial statements include the accounts of RedCloud Holdings and its subsidiaries. All intercompany balances and transactions were eliminated in consolidation. Subsidiaries are entities the Company controls when it is exposed, or has rights, to variable returns from its involvement in the entity and can affect those returns through its power to direct the relevant activities of the entity. Subsidiaries are included in the consolidated financial results of the Company from the date of acquisition up to the date of disposition or loss of control.

There were no material changes to the Group’s basis of consolidation during the six months ended June 30, 2026.

Recent accounting pronouncements not yet adopted

Recent accounting pronouncements not yet adopted

In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income – Expense Disaggregation Disclosures. The amendments in this update require public business entities to provide more detailed disclosures about the nature of certain income statement expenses, enhancing the transparency and usefulness of financial reporting. The guidance is effective for annual reporting periods beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027. Early adoption is permitted. The standard may be applied either prospectively or retrospectively to all prior periods presented. The Company is currently evaluating the impact of this standard on its consolidated financial statements and related disclosures.

In September 2025, the Financial Accounting Standards Board (“FASB”) issued ASU 2025-06, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40). The amendments in this update modernize the accounting for internal-use software costs to better reflect current software development practices, including iterative and agile development methodologies. The guidance removes the requirement to apply a project-stage model in determining when to capitalize software development costs and instead requires capitalization to begin when management has authorized and committed to funding the project and it is probable that the software will be completed and used for its intended purpose (the “probable-to-complete” threshold). The amendments do not change the types of costs that may be capitalized, and costs such as training, maintenance and data conversion will continue to be expensed as incurred. The guidance is effective for annual reporting periods beginning after December 15, 2027, and interim periods within those fiscal years. Early adoption is permitted. The standard may be applied prospectively, retrospectively or using a modified transition approach. The Company is currently evaluating the impact of this standard on its consolidated financial statements and related disclosures.

Going concern

Going concern

The unaudited condensed consolidated financial statements for the six months ended June 30, 2026 have been prepared on a going concern basis.

The Company had a stockholders’ deficit of approximately $20.6 million at June 30, 2026, and has recorded net losses and net cash used in operating activities since incorporation.

While revenue increased by $6.0 million to $24.0 million in the six months ended June 30, 2026 compared to the same period in 2025 and both net loss and operating cash outflows reduced compared with the corresponding prior-year period, the Company has not yet achieved profitability, continues to operate with extremely limited liquidity and relies on the ongoing financial support of its significant shareholders. During the six months ended June 30, 2026, the Company used $8.2 million of cash in operating activities and $1.3 million in investing activities, which were funded principally through borrowings.

As of June 30, 2026, we had cash and cash equivalents of $0.8 million while our trade and other payables amounted to $19.9 million; in addition, we also owed $12.4 million to our shareholders under short-term loans advanced to the Company. The Company’s cash position may not be sufficient to support the Company’s daily operations until it achieves profitability. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

On July 21, 2026, the Company entered into an At-The-Market financing agreement in the amount of $6.7 million with H.C. Wainwright & Co., LLC (the “ATM”), of which $6.6 million remains available to provide liquidity to fund the Company’s operations as of the date of release of these unaudited condensed consolidated financial statements (see Note 16).

The Company also has access to up to $30.0 million of total liquidity through an Equity Line of Credit Agreement with Tumim Stone Capital LLC and Amiens Technology Investments LLC (the “ELOC”), of which approximately $27.0 million remains available to provide liquidity to fund the Company’s operations as of the date of release of these unaudited condensed consolidated financial statements (see Note 8).

The timing and amount of funding available under the ATM and the ELOC depend on market conditions, the Company’s share price, applicable contractual conditions and the Company’s ability and decision to access those facilities. Accordingly, there can be no assurance that the full amounts available under these facilities will be raised or will be available when required.

We intend to seek further extensions to our obligations by assent of our suppliers and to raise up to $20.0 million of additional funds by way of private or public offerings of debt or equity securities. As part of that initiative, since June 30, 2026, we have entered into private placement transactions with existing shareholders, generating proceeds of approximately $2.0 million, and received additional loans from shareholders in the amount of $1.3 million. We are also implementing steps to reduce our operating cost base, including through headcount reductions in our country operations and savings in corporate overheads.

We believe that all such funds, taken together, will be sufficient to provide the Company with the liquidity required to allow the Company to continue operating as a going concern.

Management’s plans to alleviate the conditions that raise substantial doubt regarding the Company’s ability to continue as a going concern cannot be guaranteed or are not entirely within the Company’s control and therefore cannot be considered probable. While we believe in the viability of our strategy to increase the efficiency of our operations and raise additional funds, if these actions are not successful or we are unable to obtain further extensions of our obligations to our suppliers, we will not have sufficient liquidity to continue to fund our operations beyond October 2026.

The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.